SHORT TERM BORROWINGS	12 Months Ended
Dec. 31, 2024
SHORT TERM BORROWINGS
SHORT TERM BORROWINGS

9.     SHORT TERM BORROWINGS

In May 2022, the Company entered into a Business Loan Agreement (together with related security agreements and promissory note, the “Agreement”) with East West Bank (“EWB”). Under the Agreement, EWB made available to the Company a revolving line of credit up to a maximum of $10.0 million. In general, amounts borrowed under the Agreement are secured by a lien on the Company’s assets, including first priority security interest in accounts receivable and inventory and pledge of available-for-sale securities. In the third quarter of 2022, the Company made a drawdown under the loan amounted to $3.0 million and repaid all the outstanding principal balance and interest in the fourth quarter of 2022. The Loan Agreement was terminated in November 2022 and the Company’s restricted assets were released from restriction in November 2022.

In June 2022, the Company’s subsidiary, CASI China entered into a Loan Agreement with China International Trust and Investment Corporation Bank (“CITIC Bank”). Under the Loan Agreement, CITIC Bank made available to CASI China a guaranteed line of credit up to a maximum of RMB 20.0 million (approximately $3.0 million). The joint and several liability guarantee was provided by Beijing Shouchuang Financing Guarantee Co. Ltd. concurrently with the Loan Agreement. The loan was secured by a pledge of the land use right held by CASI Wuxi, one of the Company’s subsidiaries. Interest accrues on the principal amounts of the loans outstanding at a fixed annual rate of 3.98% and payable monthly. In the second quarter of 2022, CASI China made a drawdown under the loan amounted to RMB 6.7 million ($1.0 million) and repaid all the outstanding principal balance and interest in the third quarter of 2022. The Loan Agreement was terminated in July 2022 and the land use right was released from the pledge in September 2022.